                                                                     EXHIBIT 67


===============================================================================

                               PROJECT MERCURY

                            Strategic Presentation

                                 June 4, 1997

                              SMITH MARNEY INC.

===============================================================================

HIGHLY CONFIDENTIAL

CONFIDENTIAL                                                    PROJECT MERCURY
--------------------------------------------------------------------------------

TABLE OF CONTENTS


SECTION                                                                         TAB
-------                                                                         ---
        Mercury Valuation .....................................................  1
        Analysis of Historic Stock Price Performance ..........................  2
        Merger Analysis and Sensitivities .....................................  3
        Equity Valuation and Trading Analysis .................................  4
        Financing and Pro Forma Capitalization Analysis .......................  5
        White Knight Review ...................................................  6
        Analysis of Unilateral Takeover Transactions ..........................  7
        Risks Factors of Initiating a Unilateral Takeover Proposal ............  8

EXHIBITS
--------

        Asset Sale Alternatives ...............................................  9
        Estimate of Transaction Expenses ...................................... 10
        Macro Level Timeline .................................................. 11
        Precedent Transaction Analysis......................................... 12
        Equity Research Commentary ............................................ 13


                                                             [SMITH BARNEY LOGO]

CONFIDENTIAL                                                     PROJECT MERCURY
--------------------------------------------------------------------------------
IMPLIED VALUATION SUMMARY
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

                                     MERCURY
STOCK PRICE PREMIUMS                 05/23/97                          PURCHASE PRICE PER SHARE
--------------------                 -------- ----------------------------------------------------------------------
PRICE PER SHARE                        $54.00  $75.00   $77.50   $80.00   $82.50   $85.00   $87.50   $90.00   $92.50   $95.00

Premium to:
  Current                                --     38.9%    43.5%    48.1%    52.8%    57.4%    62.0%    66.7%    71.3%    75.9%
  Last 30 days Avg ($51.53)                     45.5%    50.4%    55.2%    60.1%    65.0%    69.8%    74.7%    79.5%    84.4%
  LTM Avg.($52.94)                              41.7%    46.4%    51.1%    55.8%    60.6%    65.3%    70.0%    74.7%    79.4%
  LTM High ($63.50)                             18.1%    22.0%    26.0%    29.9%    33.9%    37.8%    41.7%    45.7%    49.6%
  LTM Low ($42.50)                              76.5%    82.4%    88.2%    94.1%   100.0%   105.9%   111.8%   117.6%   123.5%
  Last 3 yrs. Avg ($48.04)                      56.1%    61.3%    66.5%    71.7%    76.9%    82.1%    87.4%    92.6%    97.8%
  Last 3 yrs. High ($63.50)                     18.1%    22.0%    26.0%    29.9%    33.9%    37.8%    41.7%    45.7%    49.6%
  Consensus Street Est.(PV$62.45)               20.1%    24.1%    28.1%    32.1%    36.1%    40.1%    44.1%    48.1%    52.1%


                                        MERCURY
EQUITY & ENTERPRISE VALUES              05/23/97                  PURCHASE PRICE PER SHARE
--------------------------              --------     -------------------------------------------------------
PRICE PER SHARE                           $54.00         $75.00         $77.50         $80.00         $82.50

Mercury Equity Value                    $2,535.4       $3,521.3       $3,638.7       $3,756.1        3,873.5
Plus: Debt, Preferred & MI               2,196.8        2,196.8        2,196.8        2,196.8        2,196.8
Less: Cash & Securities                   (986.6)        (986.6)        (986.6)        (986.6)        (986.6)
                                        --------       --------       --------       --------       --------
Mercury Enterprise Value                $3,745.6       $4,731.6       $4,849.0       $4,966.3       $5,083.7
                                        ========       ========       ========       ========       ========

Less: Value of Downstream Seg.          (1,400.0)      (1,400.0)      (1,400.0)      (1,400.0)      (1,400.0)
Plus: Other Liabilities/(Assets)          (408.6)        (408.6)        (408.6)        (408.6)        (408.6)

IMVR                                    $1,937.0       $2,923.0       $3,040.4       $3,157.7       $3,275.1
                                        ========       ========       ========       ========       ========


EQUITY & ENTERPRISE VALUES                                     PURCHASE PRICE PER SHARE
--------------------------             ---------------------------------------------------------------------
PRICE PER SHARE                           $85.00         $87.50         $90.00         $92.50         $95.00

Mercury Equity Value                     3,990.8        4,108.2        4,225.6        4,343.0        4,460.4
Plus: Debt, Preferred & MI               2,196.8        2,196.8        2,196.8        2,196.8        2,196.8
Less: Cash & Securities                   (986.6)        (986.6)        (986.6)        (986.6)        (986.6)
                                        --------       --------       --------       --------       --------
Mercury Enterprise Value                $5,201.1       $5,318.5       $5,435.8       $5,553.2       $5,670.6
                                        ========       ========       ========       ========       ========

Less: Value of Downstream Seg           (1,400.0)      (1,400.0)      (1,400.0)      (1,400.0)      (1,400.0)
Plus: Other Liabilities/(Assets)          (408.6)        (408.6)        (408.6)        (408.6)        (408.6)

IMVR                                    $3,392.5       $3,509.9       $3,627.2       $3,744.6       $3,862.0
                                        ========       ========       ========       ========       ========


                                                             [SMITH BARNEY LOGO]

CONFIDENTIAL                                                     PROJECT MERCURY
--------------------------------------------------------------------------------
RESEARCH FORECASTS FOR MERCURY
(As of 5/23/97)


                              LAST              EPS                           ATCF
                              DATE       ------------------         ----------------------
                            CONFIRMED     1997        1998             1997         1998
                            ---------    ------------------         ----------------------
A. G. Edwards                5/1/97      $   3.00   $  3.50              NA         NA

Bear, Stearns                5/13/97         2.70      2.70          $    9.15   $   9.10

Brown Brothers               5/13/97         3.40      3.55              10.25      11.05

Deutsche Morgan Grenfell     4/23/97         3.90      4.40              11.38      12.33

Goldis-Pittsburg             4/16/97         3.24      3.75              NA         NA

JP Morgan                    4/28/97         3.40      3.60              11.25      11.25

Lehman Brothers              5/5/97          3.27      3.69              12.35      NA

Merrill Lynch                5/1/97          3.40      3.75              11.09      12.03

Prudential Securities        4/23/97         3.75      2.75              11.59      10.78

Williams Mackay              5/1/97          3.25      4.00              NA         NA
                                         --------   -------          ---------   --------

Mean                                     $   3.33   $  3.57          $   11.01   $  11.09

Meridian                                 $   3.34   $  3.65          $   11.25   $  11.15


Unicorn Estimates:

Marketing Pricing                            4.20      3.53              12.88      12.22


                                                                          DISCOUNTED
                                            PRICE AT         12 MO.         PV OF
                              REPORT         REPORT          PRICE          PRICE
                              DATE            DATE          TARGET         TARGET(1)
                            ---------     ----------      ---------     -------------
A. G. Edwards                  NA              NA              NA            NA

Bear, Stearns                  NA              NA              NA            NA

Brown Brothers                 NA              NA              NA            NA

Deutsche Morgan Grenfell     4/23/97     $   48.13        $  76.00      $  68.50

Goldis-Pittsburg             6/7/96          43.88           70.00         69.75

JP Morgan                    4/23/97         48.13           62.00         55.88

Lehman Brothers              4/23/97         48.13           66.00         59.50

Merrill Lynch                4/29/97           NA              NA            NA

Prudential Securities        4/23/97         48.13           65.00         58.63

Williams Mackay                NA              NA              NA            NA
                                                          --------      --------

Mean                                                      $  67.80      $  62.45

Meridian                                                  $  66.00      $  59.50



(1) Discounted back one year at 12.00% equity rate of return.



                                                             [SMITH BARNEY LOGO]

CONFIDENTIAL                                                    PROJECT MERCURY
-------------------------------------------------------------------------------
COMPARISON OF STREET FORECASTS TO UNICORN ESTIMATES
(In Millions of Dollars Except per Share Values)



                                                                              ATCF
                                                         EPS                PER SHARE            EBITDAX(1)
                                                 -------------------   -------------------   -------------------
                                                   1997       1998       1997       1998       1997       1998
                                                 --------   --------   --------   --------   --------   --------
STREET CONSENSUS (10 FIRMS)                      $   3.33   $   3.57   $  11.01   $  11.09         NA         NA

STREET CCONSENSUS EXCLUDING DMG, MERRILL LYNCH       3.18       3.54      10.75      10.47         NA         NA
  & PRUDENTIAL (7 FIRMS)

DMG, MERRILL LYNCH & PRUDENTIAL                      3.68       3.63      11.35      11.71   $    739   $    758


UNICORN ESTIMATES:

MARKET PRICING                                       4.20       3.53      12.88      12.22        792        732


(1) Excludes dividend income on Chevron stock

                                                            [SMITH BARNEY LOGO]

CONFIDENTIAL                                                   PROJECT MERCURY
------------------------------------------------------------------------------
VALUATION MATRIX - STREET
(Dollars in Millions, Except Per Share Data)

                      FINANCIAL
                      STATISTIC                      MULTIPLES OF ENTERPRISE VALUE
       ---------------------------------------------------------------------------------------------------------
       SHARE PRICE     EDITDAX $54.00  $75.00  $77.50  $80.00  $82.50  $85.00  $87.50  $90.00  $92.50    $95.00
       ---------------------------------------------------------------------------------------------------------
EBITDAX(1)
Actual      1996        $627    6.0x    7.5x    7.7x    7.9x   8.1x     8.3x    8.5x    8.7x    8.9x      9.0x
Actual      LTM         $680    5.5x    7.0x    7.1x    7.3x   7.5x     7.6x    7.8x    8.0x x  8.2x      8.3x

Street      1997E       $740    5.1      6.4    6.6     6.7    6.9      7.0     7.2     7.3     7.5       7.7
Street      1998E       $758    4.9      6.2    6.4     6.6    6.7      6.9     7.0     7.2     7.3       7.5

Street High 1997E       $772    4.9      6.1    6.3     6.4    6.6      6.7     6.9     7.0     7.2       7.3
Street High 1998E       $818    4.6      5.8    5.9     6.1    6.2      6.4     6.5     6.6     6.8       6.9

                                                       MULTIPLES OF EQUITY VALUE
       ---------------------------------------------------------------------------------------------------------
       SHARE PRICE      ATCF $54.00  $75.00  $77.50  $80.00  $82.50  $85.00  $87.50  $90.00  $92.50    $95.00
       ---------------------------------------------------------------------------------------------------------
ATCF(1)
Actual      1996        $460    5.5x    7.7x    7.9x    8.2x   8.4X     8.7X    8.9X    9.2X   9.4X       9.7X
Actual      LTM         $512    5.0     6.9     7.1     7.3    7.6      7.8     8.0     8.3    8.5        8.7

Street      1997E       $540    4.7     6.5     6.7     7.0    7.2      7.4     7.6     7.8    8.0        8.3
Street      1998E       $557    4.6     6.3     6.5     6.7    7.0      7.2     7.4     7.6    7.8        8.0

Street High 1997E       $551    4.6     6.4     6.6     6.8    7.0      7.2     7.5     7.7    7.9        8.1
Street High 1998E       $586    4.3     6.0     6.2     6.4    6.6      6.8     7.0     7.2    7.4        7.6

                                                            MULTIPLES OF IMVR
       ---------------------------------------------------------------------------------------------------------
       SHARE PRICE          $54.00  $75.00  $77.50  $80.00  $82.50  $85.00  $87.50  $90.00  $92.50    $95.00
       ---------------------------------------------------------------------------------------------------------

Adjusted SEC-10 Value   $2,815    69%    104%    108%    112%    116%    121%    125%    129%    133%      137%

Proved Reserves (Befe)   2,399  $0.81   $1.22   $1.27   $1.32   $1.37   $1.41   $1.46   $1.51   $1.56     $1.61
  w/Dev. Costs (Befe)    2,399   0.98    1.39    1.44    1.49    1.53    1.58    1.63    1.68    1.73      1.78


                                     COMPARABLE
                             --------------------------
                              COMPANIES    TRANSACTIONS
                             ------------  ------------
                             MEDIUM  MEAN  MEDIUM  MEAN
                             ------  ----  ------  ----
       SHARE PRICE
       -----------
EBITDAX(1)
Actual      1996             7.0x     7.4x
Actual      LTM              6.9      7.0    6.3x   7.2x

Street      1997E            6.5      7.0
Street      1998E            5.8      6.3

Street High 1997E            6.5      7.0
Street High 1998E            5.8      6.3


       SHARE PRICE
ATCF(1)
Actual      1996             6.4X     7.2X
Actual      LTM              5.8      6.7    6.3x   7.2x

Street      1997E            6.5      7.0
Street      1998E            5.6      6.3

Street High 1997E            6.5      7.0
Street High 1998E            5.6      6.3


       SHARE PRICE

Adjusted SEC-10 Value         153%    164%    90%    101%

Proved Reserves (Befe)       $1.21   $1.26  $0.91   $0.99
 w/Dev. Costs (Befe)         $1.46   $1.37  $1.09   $1.12

---------------
(1) Excludes dividend income on Chevron stock and interest on exchangeable debentures.

                                                            [SMITH BARNEY LOGO]

CONFIDENTIAL                                                     PROJECT MERCURY
--------------------------------------------------------------------------------
MERCURY OPERATING EBITDAX BUILD-UP

(Dollars in Millions)


                                                      1998                        1999                        2000
                                           ------------------------   ------------------------   -------------------------
    Scenario (1)           Factor          Contribution     EBITDAX   Contribution     EBITDAX   Contribution      EBITDAX
-------------------   ------------------   ------------------------   ------------------------   -------------------------
Mercury Stand-Alone                                            $731                       $732                        $758
                                                            -------                    -------                     -------

Change of Control,    - Synergies and
 No Ramp-Up             Shared Economics            $50                        $90                        $95
                                           ------------               ------------               ------------

                                                               $781                       $822                        $853
                                                            -------                    -------                     -------

Change of Control,    - Incremental E&P
 No Ramp-Up             Contribution                $12                        $43                        $89
                                           ------------               ------------               ------------

                                                               $793                       $865                        $943
                                                            -------                    -------                     -------

---------------------------------
(1)  All scenarios run at company price deck.

                                                             [SMITH BARNEY LOGO]

CONFIDENTIAL                                                    PROJECT MERCURY
--------------------------------------------------------------------------------
MERCURY EBITDAX BUILD-UP




                                 [BAR GRAPH]



YEAR               (Millions of Dollars)
----
1998                     $   793

1999                     $   865

2000                     $   943

2001                     $ 1,003

2002                     $ 1,016

                                                            [SMITH BARNEY LOGO]

================================================================================
CONFIDENTIAL                                                    PROJECT MERCURY
================================================================================
MERCURY VALUATION - UNICORN PERSPECTIVE
(Dollars in Millions, Except Per Share Data)


                           FINANCIAL
                           STATISTIC           MULTIPLES OF ENTERPRISE VALUE
            -------------------------------------------------------------------------------------------
            SHARE PRICE    EBITDAX    $ 54.00   $  75.00   $  77.50   $  80.00   $  82.50   $  85.00
            -------------------------------------------------------------------------------------------
EBITDAX(1)
----------
Actual                 1996    $627       6.0x       7.5x       7.7x       7.9x       8.1x       8.3x
Actual                 LTM     $680       5.5        7.0        7.1        7.3        7.5        7.6

Street                 1997E   $740       5.1        6.4        6.6        6.7        6.9        7.0
Street                 1998E   $758       4.9        6.2        6.4        6.6        6.7        6.9

Street High            1997E   $772       4.9        6.1        6.3        6.4        6.6        6.7
Street High            1998E   $818       4.6        5.8        5.9        6.1        6.2        6.4

Ramp-Up                1998E   $793       4.7        6.0        6.1        6.3        6.4        6.6
Ramp-Up                1999E   $865       4.3        5.5        5.6        5.7        5.9        6.0
            -------------------------------------------------------------------------------------------
            SHARE PRICE        ATCF    $  54.00   $  75.00   $  77.50   $  80.00   $  82.50   $  85.00
            -------------------------------------------------------------------------------------------
ATCF(1)
-------
Actual                 1996    $460        5.5x       7.7x       7.9x       8.2x       8.4x       8.7x
Actual                 LTM     $512        5.0        6.9        7.1        7.3        7.6        7.8

Street                 1997E   $540        4.7        6.5        6.7        7.0        7.2        7.4
Street                 1998E   $557        4.6        6.3        6.5        6.7        7.0        7.2

Street High            1997E   $551        4.6        6.4        6.6        6.8        7.0        7.2
Street High            1998E   $586        4.3        6.0        6.2        6.4        6.6        6.8

Ramp-Up                1998E   $629        4.0        5.6        5.8        6.0        6.2        6.3
Ramp-Up                1999E   $685        3.7        5.1        5.3        5.5        5.7        5.8



                             FINANCIAL
                             STATISTIC                    MULTIPLES OF ENTERPRISE VALUE
            ------------------------------------------------------------------------------------------------------------------
                                                                                                    Comparable
                                                                                          Companies            Transactions
             SHARE PRICE     EBITDAX    $  87.50   $  90.00   $  92.50       $95.00    Median     Mean      Median       Mean
            -----------------------------------------------------------------------    ------     ----      ------       ----
EBITDAX(1)
----------
Actual                 1996    $627         8.7x       8.7x       8.9x       9.0x       7.0x       7.4x
Actual                 LTM     $680         8.0        8.0        8.2        8.3        6.9        7.0       6.3x       7.2x

Street                 1997E   $740         7.3        7.3        7.5        7.7        6.5        7.0
Street                 1998E   $758         7.2        7.2        7.3        7.5        5.8        6.3

Street High            1997E   $772         7.0        7.0        7.2        7.3        6.5        7.0
Street High            1998E   $818         6.6        6.6        6.8        6.9        5.8        6.3

Ramp-Up                1998E   $793         6.7        6.9        7.0        7.2
Ramp-Up                1999E   $865         6.1        6.3        6.4        6.6

            -----------------------------------------------------------------------
            SHARE PRICE        ATCF      $  87.50   $  90.00   $  92.50   $  95.00
            -----------------------------------------------------------------------
ATCF(1)
-------
Actual                 1996    $460          8.9x       9.2x       9.4x       9.7x       6.4x       7.2x
Actual                 LTM     $512          8.0        8.3        8.5        8.7        5.8        6.7       6.3x       7.2x

Street                 1997E   $540          7.6        7.8        8.0        8.3        6.5        7.0
Street                 1998E   $557          7.4        7.6        7.8        8.0        5.6        6.3

Street High            1997E   $551          7.5        7.7        7.9        8.1        6.5        7.0
Street High            1998E   $586          7.0        7.2        7.4        7.6        5.6        6.3

Ramp-Up                1998E   $629          6.5        6.7        6.9        7.1
Ramp-Up                1999E   $685          6.0        6.2        6.3        6.5



-----------------
(1) Excludes dividend income on Chevron stock and interest on exchangeable debentures.




                                                             [SMITH BARNEY LOGO]

CONFIDENTIAL                                                    PROJECT MERCURY
--------------------------------------------------------------------------------
1997E EBITDAX MULTIPLE PAID AT VARIOUS PURCHASE PRICES


                                 [LINE GRAPH]


HIGHLY CONFIDENTIAL                                         [SMITH BARNEY LOGO]

CONFIDENTIAL                                                    PROJECT MERCURY
-------------------------------------------------------------------------------
MERCURY BREAK-UP VALUATION                              PRICE DECK: MARKET CASE

                                                         IMPLIED
                                                       ENTERPRISE     SELECTED
                                      MULTIPLE RANGE      VALUE       MULTIPLES           EST. ENTERPRISE VALUE
                                     ---------------  ------------- ----------------       -------------------
                             RESULT    LOW    HIGH     LOW    HIGH    LOW    HIGH               LOW    HIGH
--------------------------------------------------------------------------------------------------------------
U.S. E&P OPERATIONS

  EBITDAX          1997       $612     5.2x    7.7x   $3,182  $4,712  5.8x   6.4x             $3,547  $3,920

                   1998        546     4.9     7.3     2,675   3,986  5.6    6.2               3,060   3,382
                                                                                     -------------------------
                                                                                     AVERAGE  $3,303  $3,651
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL E&P OPERATIONS

  Net Asset Value                                                                               $400    $400
                                                                                     -------------------------
                                                                                     AVERAGE    $400    $400
--------------------------------------------------------------------------------------------------------------
PENN UNION GAS MARKETING
                                                                                                  $0      $0
                                                                                     -------------------------
                                                                                     AVERAGE      $0      $0
--------------------------------------------------------------------------------------------------------------
PRODUCTS COMPANY

  EBITDA           1997       $134      5.0    11.0   $  670  $1,473  7.5x   8.3x             $1,005  $1,111
                   1998        138      6.3     9.6      869   1,325  6.7    7.5                 931   1,029
                                                                                     -------------------------
                                                                                     AVERAGE  $  968  $1,070
--------------------------------------------------------------------------------------------------------------
JIFFY LUBE INTERNATIONAL

  EBITDA           1996A      $ 41     6.7x    9.6x   $  276  $  396  7.7x   8.5x             $  317  $  350
                   1997         46     4.5     9.6       205     437  6.9    7.7                 316     349
                                                                                     -------------------------
                                                                                     AVERAGE  $  316  $  350
--------------------------------------------------------------------------------------------------------------
CHEVRON STOCK, MARKETABLE SECURITIES

  Market Value (1)            $1,417   1.0x    1.0x   $1.417  $1,417  1.0x   1.0x             $1,417  $1,417
                                                                            ----------------------------------
                                                                            TOTAL ENT. VALUE  $6,405  $6,888
--------------------------------------------------------------------------------------------------------------

Notes:
-----------
(1) 18.1 million shares of Chevron at $71.00 as of 5/23/97, $33.9.4 million of cash, as of 3/31/97 and $48.9 million of notes receivable and $51.5 million of marketable securities as of 12/31/96.


                                                            [SMITH BARNEY LOGO]

CONFIDENTIAL                                                    PROJECT MERCURY
MERCURY BREAK-UP VALUATION                              PRICE DECK: MARKET CASE

                                                                                                                   MARKET
                                                ESTIMATED        SEGMENT                                         VALUE PER
                                                ENTERPRISE       DEBT OR                    MARKET             FULLY-DILUTED
                                                  VALUE         VALUE OF                    VALUE                SHARE (4)
                                            -----------------    SHARES    ESTIMATED  ------------------    ------------------
                                              LOW      HIGH    SURRENDERED   TAXES      LOW       HIGH        LOW       HIGH

U.S. E&P OPERATIONS                         $ 3,303   $ 3,651   ($1,287)        --    $ 2,016    $ 2,364    $ 42.94    $ 50.35

INTERNATIONAL E&P OPERATIONS (1)                400       400        --        (70)       330        330       7.03       7.03

PENN UNION GAS MARKETING                         --        --        --         --         --         --         --         --

PRODUCTS COMPANY                                968     1,070        --         --        968      1,070      20.61      22.78

JIFFY LUBE INTERNATIONAL                        316       350        (7)        --        309        342       6.58       7.29

CHEVRON STOCK (2)                             1,283     1,283    (1,283)      (159)      (159)      (159)     (3.39)     (3.39)

CASH, MARKETABLE SECURITIES,                    134       134        --         --        134        134       2.86       2.86
AND NOTES RECEIVABLE (3)
-----------------------------------------   -------   -------    ------     ------    -------    -------    -------    -------
TOTAL                                       $ 6,405   $ 6,888   ($2,577)   ($  229)   $ 3,599    $ 4,081    $ 76.64    $ 86.93

-------------------------------
(1)  Assumes $400 million mean value less $200 million basis, taxed at 35%.
(2) 18.1 million shares of Chevron at $71.00 as of 5/23/97, conversion in six years discounted at 10%.
(3) Includes $33.9 million of cash as of 3/31/97, and $48.9 million of notes receivable and $51.5 million of marketable securities as of 12/31/96.
(4)  46,951,151 fully-diluted shares outstanding as of 4/30/97.

CONFIDENTIAL                                                     PROJECT MERCURY
--------------------------------------------------------------------------------
MERCURY 15 YEAR TRADING HISTORY






                                  [LINE GRAPH]






HIGHLY CONFIDENTIAL                                         [SMITH BARNEY LOGO]

CONFIDENTIAL                                                   PROJECT MERCURY
------------------------------------------------------------------------------
MERCURY COMPARATIVE TRADING HISTORY - LAST FIVE YEARS

                                 [LINE GRAPH]

Notes:
----------
E&P peers is a market weighed average of the large capitalization exploration and production companies.

HIGHLY CONFIDENTIAL                                        [SMITH BARNEY LOGO]

CONFIDENTIAL                                                    PROJECT MERCURY
--------------------------------------------------------------------------------
MERCURY TRADING HISTORY - SINCE UNICORN INITIAL PUBLIC OFFERING


                                 [LINE GRAPH]


                                                            [SMITH BARNEY LOGO]
                                                            HIGHLY CONFIDENTIAL

CONFIDENTIAL                                                   PROJECT MERCURY
------------------------------------------------------------------------------
UNICORN TRADING HISTORY - SINCE UNICORN INITIAL PUBLIC OFFERING


                                 [LINE GRAPH]

Notes:
----------
E&P peers is a market weighed average of the large capitalization exploration and production companies.

HIGHLY CONFIDENTIAL                                        [SMITH BARNEY LOGO]

CONFIDENTIAL                                                    PROJECT MERCURY
--------------------------------------------------------------------------------

MERCURY HISTORICAL TRADING LEVELS


5 YEAR HISTORICAL
--------------------------------------------------------------------------------

         [BAR GRAPH]


         [LINE GRAPH]


LAST TWELVE MONTHS
--------------------------------------------------------------------------------

         [BAR GRAPH]


                           MERCURY PRICE
----------------------------------------
Current 5/28/97                $54.63
One Month Average               52.83
Two Month Average               50.51
Three Month Average             51.43
Year to Date                    55.14
LTM Average                     53.15
Two Year Historical             47.91
Three Year Historical           48.06
Five Year Historical            51.08





YTD 1997
--------------------------------------------------------------------------------

         [BAR GRAPH]




                                                             [SMITH BARNEY LOGO]

CONFIDENTIAL                                                   PROJECT MERCURY
------------------------------------------------------------------------------
MERGER MODEL SCENARIOS ANALYZED


                         50% CASH/50% STOCK                            100% CASH TENDER
                         ------------------   --------------------------------------------------------------------
Purchase Price Per Share         $80.00       $      80.00    $      80.00    $      80.00    $80.00    $    80.00
Asset Sales                      $  0.0       $560 million    $        0.0    $560 million    $  0.0    $      0.0
Equity Issuance                  $  0.0       $1.0 billion    $1.0 billion    $        0.0    $  0.0    $      0.0
Commodity Prices                 Market             Market          Market          Market    Market    S&P Stress



HIGHLY CONFIDENTIAL                                        [SMITH BARNEY LOGO]

CONFIDENTIAL                                                    PROJECT MERCURY
--------------------------------------------------------------------------------
KEY MODEL ASSUMPTIONS

(Dollars in Millions, Except Per Share Data)




TRANSACTION CONSIDERATION
-------------------------
        Purhcase Price                  $80.00 Per Share
        Structure                       50% Cash/50% Stock

COMMODITY PRICES
----------------
Price Deck
        WTI                             Market Case
        Henry Hub                       Market Case

ANNUAL COST SAVINGS
-------------------
        1998                            $50 million
        1999                            $90 million
        2000 and Beyond                 $95 million

POST-TRANSACTION CAPITAL RAISED
-------------------------------
Asset Sales                             None


Equity Issuance                         None


UNICORN STAND-ALONE
-------------------
Ramp-Up                                 Capital reinvested at 8.0% after tax




                                                            [SMITH BARNEY LOGO]
                                                            HIGHLY CONFIDENTIAL

CONFIDENTIAL                                                   PROJECT MERCURY
--------------------------------------------------------------------------------
SUMMARY TRANSACTION ANALYSIS
(Dollars in Millions, Except Per Share Data)

50% Cash / 50% Stock
No Equity Offering
Price Deck: Market Case

Purchase Price Per Share          $80.00
Asset Sales (After Tax)           $  0.0
Excludes Chevron Debt


                                           PRO FORMA                        PROJECTED
                                         ------------     ---------------------------------------------
                                             1997              1998            1999            2000
                                             ----              ----            ----            ----
FINANCIAL STATISTICS

EBITDAX Unicorn Ramp @ 8.0%                $   1,299         $   1,354       $   1,474       $   1,596
EBITDAX Unicorn / Mercury                  $   2,141         $   2,133       $   2,283       $   2,404
Absolute Accretion/(Dilution)              $   841.5         $   778.9       $   809.2       $   808.0
Percent Accretion/(Dilution)                   64.8%             57.5%           54.9%           50.6%

ATCF / Share Unicorn Ramp @ 8.0%           $    4.68         $    4.79       $    5.03       $    5.32
ATCF / Share Unicorn / Mercury             $    5.57         $    5.45       $    5.74       $    6.12
Absolute Accretion/(Dilution)              $    0.89         $    0.66       $    0.71       $    0.80
Percent Accretion/(Dilution)                   18.9%             13.7%           14.2%           15.0%

EPS Unicorn Ramp @ 8.0%                    $    1.26         $    1.35       $    1.63       $    1.93
EPS Unicorn / Mercury                      $    0.79         $    0.62       $    0.94       $    1.38
Absolute Accretion/(Dilution)                 -$0.47            -$0.72          -$0.69          -$0.54
Percent Accretion/(Dilution)                  (37.3%)           (53.9%)         (42.2%)         (28.2%)

CREDIT DATA (EXCLUDING CHEVRON DEBT)

Total Debt at Year End                     $ 3,862.9         $ 3,677.5        $3,387.7       $ 2,860.5
EBITDAX / Interest Coverage                    7.38x             7.36x           8.03x           9.18x
Total Debt / EBITDAX                           1.80x             1.72x           1.48x           1.19x
Total Debt / Total Book Capitalization         51.3%             49.2%           45.6%           39.3%
Total Debt / Market Capitalization             29.3%             28.3%           26.6%           23.4%

EQUITY VALUATION (IMPLIED SHARE PRICE)

Forward EBITDAX Multiple
@ 6.0x                                     $   28.42         $   31.84       $   35.02       $   37.96
@ 6.5x                                     $   31.76         $   35.42       $   38.78       $   41.83
@ 7.0x                                     $   35.10         $   38.99       $   42.55       $   45.71

Forward ATCF Multiple
@ 6.0x                                     $   32.70         $   34.42       $   36.71       $   37.74
@ 6.5x                                     $   35.43         $   37.29       $   39.77       $   40.88
@ 7.0x                                     $   38.15         $   40.16       $   42.83       $   44.03




HIGHLY CONFIDENTIAL                                         [SMITH BARNEY LOGO]

CONFIDENTIAL                                                    PROJECT MERCURY
-------------------------------------------------------------------------------
KEY MODEL ASSUMPTIONS
(Dollars in Millions, Except Per Share Data)


                TRANSACTION CONSIDERATION
                -------------------------

                    Purchase Price                      $80.00
                    Structure                           100% Cash

                COMMODITY PRICES
                ----------------

                Price Deck
                    WTI                                 Market Case
                    Henry Hub                           Market Case

                ANNUAL COST SAVINGS
                -------------------

                    1998                                $50 million
                    1999                                $90 million
                    2000 and Beyond                     $95 million

                POST-TRANSACTION CAPITAL RAISED
                -------------------------------

                Asset Sales-1998                        $560 million market value
                                                        $409 million after tax proceeds

                Equity Issuance-1998                    $1.0 billion
                                                        $29.25 issuance price

                UNICORN STAND-ALONE
                -------------------

                Ramp-Up                                 Capital reinvested at 8.0% after tax





HIGHLY CONFIDENTIAL                                         [SMITH BARNEY LOGO]

CONFIDENTIAL                                                   PROJECT MERCURY
------------------------------------------------------------------------------
SUMMARY TRANSACTION ANALYSIS
(Dollars in Millions, Except Per Share Data)

100% Cash / 0% Stock
$1,000 Equity Offering @ $29.25/share
Price Deck: Market Case


Purchase Price Per Share          $ 80.00
Asset Sales (After Tax)           $409.2
Excludes Chevron Debt


                                           PRO FORMA                        PROJECTED
                                         ------------     -------------------------------------------
                                             1997              1998            1999            2000
                                             ----              ----            ----            ----
FINANCIAL STATISTICS

EBITDAX Unicorn Ramp @ 8.0%                  $1,299            $1,354          $1,474          $1,596
EBITDAX Unicorn/Mercury                      $2,061            $2,053          $2,213          $2,344
Absolute Accretion/(Dilution)                $761.5            $698.9          $739.2          $748.0
Percent Accretion/(Dilution)                   58.6%             51.6%           50.1%           46.9%

ATCF/Share Unicorn Ramp @ 8.0%                $4.68             $4.79           $5.03           $5.32
ATCF/Share Unicorn/Mercury                    $5.86             $5.85           $6.17           $6.58
Absolute Accretion/(Dilution)                 $1.18             $1.06           $1.15           $1.26
Percent Accretion/(Dilution)                   25.2%             22.2%           22.8%           23.8%

EPS Unicorn Ramp @ 8.0%                       $1.26             $1.35           $1.63           $1.93
EPS Unicorn/Mercury                           $0.57             $0.50           $0.85           $1.33
Absolute Accretion/(Dilution)                -$0.69            -$0.85          -$0.78          -$0.60
Percent Accretion/(Dilution)                  (54.6%)           (63.0%)         (47.8%)         (31.1%)

CREDIT DATA (EXCLUDING CHEVRON DEBT)

Total Debt at Year End                     $4,399.0          $4,302.1        $4,095.5        $3,649.6
EBITDAX/Interest Coverage                      6.21x             6.18x           6.67x           7.36x
Total Debt/EBITDAX                             2.13x             2.10x           1.85x           1.56x
Total Debt/Total Book Capitalization           60.5%             59.3%           56.6%           51.3%
Total Debt/Market Capitalization               34.2%             33.7%           32.6%           30.1%

EQUITY VALUATION (IMPLIED SHARE PRICE)

Forward EBITDAX Multiple
@ 6.0x                                       $27.86            $31.53          $34.96          $38.14
@ 6.5x                                       $31.41            $35.36          $39.01          $42.32
@ 7.0x                                       $34.96            $39.19          $43.07          $46.51

Forward ATCF Multiple
@ 6.0x                                       $35.13            $37.04          $39.49          $40.60
@ 6.5x                                       $38.06            $40.12          $42.78          $43.98
@ 7.0x                                       $40.98            $43.21          $46.07          $47.37




HIGHLY CONFIDENTIAL                                         [SMITH BARNEY LOGO]

CONFIDENTIAL                                                    PROJECT MERCURY
KEY MODEL ASSUMPTIONS
(Dollars in Millions, Except Per Share Data)



TRANSACTION CONSIDERATION

  Purchase Price                                     $80.00
  Structure                                          100% Cash

COMMODITY PRICES

Price Deck
   WTI                                               Market Case
   Henry Hub                                         Market Case

ANNUAL COST SAVINGS

   1998                                              $50 million
   1999                                              $90 million
   2000 and Beyond                                   $95 million

POST-TRANSACTION CAPITAL RAISED

Asset Sales                                          None

Equity Issuance - 1998                               $1.0 billion
                                                     $29.25 issuance price

UNICORN STAND-ALONE

Ramp-Up                                              Capital reinvested at
                                                     8.0% after tax




HIGHLY CONFIDENTIAL                                  [SMITH BARNEY LOGO]

CONFIDENTIAL                                                   PROJECT MERCURY
------------------------------------------------------------------------------
SUMMARY TRANSACTION ANALYSIS
(Dollars in Millions, Except Per Share Data)

100% Cash / 0% Stock
$1,000 Equity Offering @ $29.25/Share
Price Deck: Market Case

Purchase Price Per Share          $80.00
Asset Sales (After Tax)           $ 0.0
Excludes Chevron Debt


                                           PRO FORMA                        PROJECTED
                                         ------------     ---------------------------------------------
                                             1997              1998            1999            2000
                                             ----              ----            ----            ----
FINANCIAL STATISTICS

EBITDAX Unicorn Ramp @ 8.0%                $   1,299         $   1,354       $   1,474       $   1,596
EBITDAX Unicorn / Mercury                  $   2,141         $   2,133       $   2,283       $   2,404
Absolute Accretion/(Dilution)              $   841.5         $   778.9       $   809.2       $   808.0
Percent Accretion/(Dilution)                    64.8%             57.5%           54.9%           50.6%

ATCF / Share Unicorn Ramp @ 8.0%           $    4.68         $    4.79       $    5.03       $    5.32
ATCF / Share Unicorn / Mercury             $    5.97         $    5.85       $    6.16       $    6.56
Absolute Accretion/(Dilution)              $    1.29         $    1.05       $    1.13       $    1.25
Percent Accretion/(Dilution)                    27.5%             22.0%           22.5%           23.4%

EPS Unicorn Ramp @ 8.0%                    $    1.26         $    1.35       $    1.63       $    1.93
EPS Unicorn / Mercury                      $    0.69         $    0.50       $    0.85       $    1.32
Absolute Accretion/(Dilution)                 -$0.58            -$0.85          -$0.79          -$0.61
Percent Accretion/(Dilution)                   (45.8%)           (63.1%)         (48.2%)         (31.5%)

CREDIT DATA (EXCLUDING CHEVRON DEBT)

Total Debt at Year End                     $ 4,808.1         $ 4,665.7       $ 4,420.8       $ 3,941.9
EBITDAX / Interest Coverage                     5.87x             5.85x           6.31x           6.98x
Total Debt / EBITDAX                            2.25x             2.19x           1.94x           1.64x
Total Debt / Total Book Capitalization          63.5%             62.1%           59.3%           54.0%
Total Debt / Market Capitalization              36.2%             35.5%           34.3%           31.8%

EQUITY VALUATION (IMPLIED SHARE PRICE)

Forward EBITDAX Multiple
@ 6.0x                                     $   28.11         $   31.73       $   35.08       $   38.16
@ 6.5x                                     $   31.79         $   35.68       $   39.24       $   42.44
@ 7.0x                                     $   35.48         $   39.62       $   43.39       $   46.71

Forward ATCF Multiple
@ 6.0x                                     $   35.08         $   36.94       $   39.39       $   40.47
@ 6.5x                                     $   38.00         $   40.02       $   42.67       $   43.84
@ 7.0x                                     $   40.92         $   43.10       $   45.95       $   47.22




HIGHLY CONFIDENTIAL                                         [SMITH BARNEY LOGO]

CONFIDENTIAL                                                    PROJECT MERCURY
-------------------------------------------------------------------------------
KEY MODEL ASSUMPTIONS
(Dollars in Millions, Except Per Share Data)


                TRANSACTION CONSIDERATION
                -------------------------

                    Purchase Price                      $80.00
                    Structure                           100% Cash

                COMMODITY PRICES
                ----------------

                Price Deck
                    WTI                                 Market Case
                    Henry Hub                           Market Case

                ANNUAL COST SAVINGS
                -------------------

                    1998                                $50 million
                    1999                                $90 million
                    2000 and Beyond                     $95 million

                POST-TRANSACTION CAPITAL RAISED
                -------------------------------

                Asset Sales-1998                        $560 million market value
                                                        $409 million after tax proceeds

                Equity Issuance                         None

                UNICORN STAND-ALONE
                -------------------

                Ramp-Up                                 Capital reinvested at 8.0% after tax





HIGHLY CONFIDENTIAL                                         [SMITH BARNEY LOGO]

CONFIDENTIAL                                                   PROJECT MERCURY
------------------------------------------------------------------------------
SUMMARY TRANSACTION ANALYSIS
(Dollars in Millions, Except Per Share Data)

100% Cash / 0% Stock
No Equity Offering
Price Deck: Market Case


Purchase Price Per Share          $80.00
Asset Sales (After Tax)           $409.2
Excludes Chevron Debt


                                           PRO FORMA                        PROJECTED
                                         ------------     ---------------------------------------------
                                             1997              1998            1999            2000
                                             ----              ----            ----            ----
FINANCIAL STATISTICS

EBITDAX Unicorn Ramp @ 8.0%                $   1,299         $   1,354       $   1,474       $   1,596
EBITDAX Unicorn / Mercury                  $   2,061         $   2,053       $   2,213       $   2,344
Absolute Accretion/(Dilution)              $   761.5         $   698.9       $   739.2       $   748.0
Percent Accretion/(Dilution)                   58.6%             51.6%           50.1%           46.9%

ATCF / Share Unicorn Ramp @ 8.0%           $    4.68         $    4.79       $    5.03       $    5.32
ATCF / Share Unicorn / Mercury             $    6.44         $    6.43       $    6.79       $    7.25
Absolute Accretion/(Dilution)              $    1.76         $    1.64       $    1.76       $    1.93
Percent Accretion/(Dilution)                   37.5%             34.2%           35.0%           36.3%

EPS Unicorn Ramp @ 8.0%                    $    1.26         $    1.35       $    1.63       $    1.93
EPS Unicorn / Mercury                      $    0.44         $    0.36       $    0.75       $    1.29
Absolute Accretion/(Dilution)                 -$0.82            -$0.99          -$0.88          -$0.64
Percent Accretion/(Dilution)                  (64.9%)           (73.5%)         (53.9%)         (33.0%)

CREDIT DATA (EXCLUDING CHEVRON DEBT)

Total Debt at Year End                     $ 5,371.8          $5,321.0        $5,162.3        $4,764.6
EBITDAX / Interest Coverage                    5.03x             5.01x           5.37x           5.87x
Total Debt / EBITDAX                           2.61x             2.59x           2.33x           2.03x
Total Debt / Total Book Capitalization         73.9%             73.3%           71.3%           66.9%
Total Debt / Market Capitalization             41.9%             41.6%           40.9%           39.0%

EQUITY VALUATION (IMPLIED SHARE PRICE)

Forward EBITDAX Multiple
@ 6.0x                                     $   27.78         $   31.77       $   35.46       $   38.88
@ 6.5x                                     $   31.81         $   36.11       $   40.06       $   43.63
@ 7.0x                                     $   35.83         $   40.44       $   44.65       $   48.38

Forward ATCF Multiple
@ 6.0x                                     $   38.59         $   40.71       $   43.49       $   44.62
@ 6.5x                                     $   41.81         $   44.11       $   47.12       $   48.33
@ 7.0x                                     $   45.03         $   47.50       $   50.74       $   52.05




HIGHLY CONFIDENTIAL                                         [SMITH BARNEY LOGO]

CONFIDENTIAL                                                     PROJECT MERCURY
--------------------------------------------------------------------------------
KEY MODEL ASSUMPTIONS
(Dollars in Millions, Except Per Share Data)


                        TRANSACTION CONSIDERATION
                        -------------------------
                            Purchase Price                      $80.00 Per Share
                            Structure                           100% Cash


                        COMMODITY PRICES
                        ----------------

                        Price Deck
                            WTI                                 Market Case
                            Henry Hub                           Market Case


                        ANNUAL COST SAVINGS
                        -------------------

                            1998                                $50 million
                            1999                                $90 million
                            2000 and Beyond                     $95 million


                        POST-TRANSACTION CAPITAL RAISED
                        -------------------------------

                        Asset Sales                             None

                        Equity Issuance                         None


                        UNICORN STAND-ALONE
                        -------------------

                        Ramp-Up                                 Capital reinvested at 8.0% after tax


HIGHLY CONFIDENTIAL                                          [SMITH BARNEY LOGO]

CONFIDENTIAL                                                   PROJECT MERCURY
------------------------------------------------------------------------------
SUMMARY TRANSACTION ANALYSIS
(Dollars in Millions, Except Per Share Data)

100% Cash / 0% Stock
No Equity Offering
Price Deck: Market Case


Purchase Price Per Share          $80.00
Asset Sales (After Tax)           $ 0.0
Excludes Chevron Debt


                                           PRO FORMA                        PROJECTED
                                         ------------     ---------------------------------------------
                                             1997              1998            1999            2000
                                             ----              ----            ----            ----
FINANCIAL STATISTICS

EBITDAX Unicorn Ramp @ 8.0%                $  1,299         $   1,354       $   1,474       $   1,596
EBITDAX Unicorn / Mercury                  $  2,141         $   2,133       $   2,283       $   2,404
Absolute Accretion/(Dilution)              $  841.5         $   778.9       $   809.2       $   808.0
Percent Accretion/(Dilution)                  64.8%             57.5%           54.9%           50.6%

ATCF / Share Unicorn Ramp @ 8.0%           $   4.68         $    4.79       $    5.03       $    5.32
ATCF / Share Unicorn / Mercury             $   6.57         $    6.42       $    6.77       $    7.22
Absolute Accretion/(Dilution)              $   1.88         $    1.63       $    1.74       $    1.90
Percent Accretion/(Dilution)                  40.2%             34.0%           34.7%           35.7%

EPS Unicorn Ramp @ 8.0%                    $   1.26         $    1.35       $    1.63       $    1.93
EPS Unicorn / Mercury                      $   0.57         $    0.35       $    0.74       $    1.27
Absolute Accretion/(Dilution)                -$0.69            -$0.99          -$0.89          -$0.66
Percent Accretion/(Dilution)                 (54.9%)           (73.6%)         (54.4%)         (34.2%)

CREDIT DATA (EXCLUDING CHEVRON DEBT)

Total Debt at Year End                     $5,780.9          $5,684.6        $5,487.7        $5,060.0
EBITDAX / Interest Coverage                   4.84x             4.82x           5.16x           5.59x
Total Debt / EBITDAX                          2.70x             2.67x           2.40x           2.10x
Total Debt / Total Book Capitalization        76.4%             75.7%           73.6%           69.3%
Total Debt / Market Capitalization            43.7%             43.2%           42.4%           40.4%

EQUITY VALUATION (IMPLIED SHARE PRICE)

Forward EBITDAX Multiple
@ 6.0x                                     $  28.06         $   31.99       $   35.60       $   38.89
@ 6.5x                                     $  32.24         $   36.46       $   40.31       $   43.74
@ 7.0x                                     $  36.42         $   40.94       $   45.03       $   48.59

Forward ATCF Multiple
@ 6.0x                                     $  38.53         $   40.60       $   43.30       $   44.47
@ 6.5x                                     $  41.75         $   43.99       $   46.91       $   48.17
@ 7.0x                                     $  44.96         $   47.37       $   50.52       $   51.88




HIGHLY CONFIDENTIAL                                         [SMITH BARNEY LOGO]

CONFIDENTIAL                                                     PROJECT MERCURY
--------------------------------------------------------------------------------
KEY MODEL ASSUMPTIONS
(Dollars in Millions, Except Per Share Data)


                        TRANSACTION CONSIDERATION
                        -------------------------
                             Purchase Price                     $80.00 Per Share
                             Structure                          100% Cash


                        COMMODITY PRICES
                        ----------------

                        Price Deck
                             WTI                                S&P Stress Case
                             Henry Hub                          S&P Stress Case


                        ANNUAL COST SAVINGS
                        -------------------

                             1998                               $50 million
                             1999                               $90 million
                             2000 and Beyond                    $95 million


                        POST-TRANSACTION CAPITAL RAISED
                        -------------------------------

                        Asset Sales                             None

                        Equity Issuance                         None


                        UNICORN STAND-ALONE
                        -------------------

                        Ramp-Up                                 Capital reinvested at 8.0% after tax


HIGHLY CONFIDENTIAL                                          [SMITH BARNEY LOGO]

CONFIDENTIAL                                                    PROJECT MERCURY
-------------------------------------------------------------------------------
SUMMARY TRANSACTION ANALYSIS
(Dollars in Millions, Except Per Share Data)


100% CASH/0% STOCK
NO EQUITY OFFERING
PRICE DECK: S&P STRESS CASE

PURCHASE PRICE PER SHARE        $80.00
ASSET SALES (AFTER TAX)          $0.00
EXCLUDES CHEVRON DEBT

                                            PRO FORMA                                 PROJECTED
                                            ---------                 -----------------------------------------
FINANCIAL STATISTICS                          1997                    1998               1999              2000
--------------------                        ---------                 ----               ----              ----

EBITDAX Unicorn Ramp @ 8.0%                $    1,175                 $    1,062      $    1,128     $    1,158
EBITDAX Unicorn/Mercury                    $    1,935                 $    1.683      $    1,811     $    1,864
---------------------------------------------------------------------------------------------------------------
Absolute Accretion/(Dilution)              $    759.9                 $    620.6      $    682.7     $    705.6
Percent Accretion/(Dilution)                    64.6%                      58.4%           60.5%          60.9%
---------------------------------------------------------------------------------------------------------------

ATCF/Share Unicorn Ramp @ 8.0%             $     4.35                 $     4.00      $     4.09     $     4.13
ATCF/Share Unicorn/Mercury                 $     6.01                 $     5.20      $     5.45     $     5.74
---------------------------------------------------------------------------------------------------------------
Absolute Accretion/(Dilution)                    1.66                 $     1.20      $     1.36     $     1.61
Percent Accretion/(Dilution)                    38.2%                      30.1%           33.4%          38.9%
---------------------------------------------------------------------------------------------------------------

EPS Unicorn Ramp @ 8.0%                    $     0.93                 $     0.59      $     0.82     $     0.97
EPS Unicorn/Mercury                        $     0.00               - $     1.15    - $     0.73   - $     0.19
---------------------------------------------------------------------------------------------------------------
Absolute Accretion/(Dilution)            - $     0.93               - $     1.74    - $     1.55   - $     1.16
Percent Accretion/(Dilution)                  (99.6)%                   (296.4)%        (188.5)%       (119.5)%
---------------------------------------------------------------------------------------------------------------

CREDIT DATE (EXCLUDING CHEVRON DEBT)
------------------------------------

Total Debt at Year End                     $  5,842.8                  $ 6,037.4      $ 6,174.90     $  6,118.9

EBITDAX/Interest Coverage                       4.30x                      3.74x           3.90x          4.20x

Total Debt/EBITDAX                              3.02x                      3.59x           3.41x          3.28x

Total Debt/Total Book Capitalization            77.4%                      81.6%           84.6%          85.7%

Total Debt/ Market Capitalization               43.9%                      44.7%           45.3%          45.1%

EQUITY VALUATION (IMPLIED SHARE PRICE)
-------------------------------------

Forward EBITDAX Multiple
  @6.0x                                    $    17.01                 $    19.26      $    19.97     $    20.64
  @6.5x                                    $    20.31                 $    22.81      $    23.63     $    24.33
  @7.0x                                    $    23.60                 $    26.36      $    27.28     $    28.02

Forward ATCF Multiple
  @6.0x                                    $    31.22                 $    32.69      $    34.44     $    34.26
  @6.5x                                    $    33.83                 $    35.42      $    37.31     $    37.12
  @7.0x                                    $    36.43                 $    38.14      $    40.18     $    39.98

                                                            [SMITH BARNEY LOGO]